SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                   September 2, 2003

ARIZONA PUBLIC SERVICE COMPANY
(Exact name of registrant as specified in its charter)

Arizona	1-4473	86-0011170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona		85004
(Address of principal executive offices)		(Zip Code)

(602) 250-1000
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Item 7.                                      Financial Statement, Pro Forma Financial Information and Exhibits

(c)                         Exhibits.

The Company hereby incorporates the following Exhibits pursuant to Exchange Act Rule 12b-32 and Regulation Section 229.10(d) by reference to the filings set forth below:

Exhibit No.	Description	Originally Filed as Exhibit:	File No. (1)	Date Effective

99.1	Pinnacle West Capital Corporation (“Pinnacle West”) slide presentation to investors and analysts at Lehman Brothers Energy / Power Conference to be held in New York, New York on September 2-4, 2003.	99.1 to Pinnacle West’s September 2, 2003 Form 8-K Report	1-8962	9-02-03

Item 9.  Regulation FD Disclosure

Analyst Conference

Pinnacle West is participating in Lehman Brothers Energy / Power Conference on September 2-4, 2003.  Copies of the slides to be presented at this conference are incorporated herein as Exhibit 99.1.

(1)   Reports filed under File No. 1-8962 were filed in the office of the Securities and Exchange Commission located in Washington, D.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: September 2, 2003	By	Barbara M. Gomez
Barbara M. Gomez
Treasurer